DESSAUER & MCINTYRE ASSET
MANAGEMENT, INC.


                               [LOGO] THE DESSAUER
                               GLOBAL EQUITY FUND

                              A NO-LOAD GROWTH FUND


                                 ANNUAL REPORT
                                 YEAR ENDED
                                 MARCH 31, 2001

                         THE DESSAUER GLOBAL EQUITY FUND


May 2, 2001

Dear Shareholder:

This annual letter to shareholders is my opportunity to update you on the holdings in the Fund's portfolio as well as my view of the market climate and opportunities, which presents themselves. Clearly, we find ourselves in a much different investment environment than existed in March of the year 2000.

At that time the weightings of the technology and telecommunications sector had grown to 33% from just 16% two years before. In addition, the Federal Reserve Board was raising short-term interest rates to cool off the economy in the United States. On top of that the dot.com mania was about to crest and then collapse.

All of these events coincided to bring about a bear market in stocks as measured by most of the popular domestic and global indices. The decline in stocks was indiscriminate at first and this hurt the performance of some of the holdings in the Fund such as AOL TimeWarner and Scientific Atlanta. More recently, the fundamental strengths of these companies are reasserting themselves as shares in both companies have risen strongly in 2001. These are two of the Fund's largest holdings and are as good an indicator for the Fund's future prospects as I can think of.

In fact the Fund's net asset value, as of today, May 2, 2001 is $15.29, which puts the Fund's cumulative total return at a positive 6.70% for the calendar year. While no one can predict the short-term direction of the world's stock markets, the recent moves by the central bankers globally to reduce interest rates has historically been a very positive predictor of stock prices. In every instance since the 1930's, this dramatic a decline in short-term interest rates has been followed by a stock market rally. The decade of the 1930's was dominated by a global depression. Clearly, our economic problems of today do not rise to such a level.

In fact, the Fund and the market may have already begun such a move. Most market indices have risen strongly from their late March lows and there are beginning to be signs that the first ever Information Age recession may be a mild one and that 2002 will be a year in which corporate profits in general will recover.

As far as our strategies with the Fund are concerned, we will continue to stay the course. Most of the Fund's holdings continue to excel and to beat and even raise their estimates for earnings this year. For instance, Tyco International recently was named Business Week's company of the year.

Tyco is one of many of our holdings whose business plan actually is accelerating during this period of overall economic weakness. The reason is not only the company's solid current prospects but also the company's balance sheet strength, which allows the company to buy up businesses at prices that would not be available during times of prosperity. Tyco recently took advantage of Lucent Technology's debt problems by buying Lucent's Power Systems division. This deal was done for cash and has immediately added to Tyco's earnings.

The Tyco transaction is just one of many in which Fund holdings have been busy adding to their future underlying earnings power by leveraging the strength of their balance sheets. Shares in Cendant, Citigroup, LSI Logic and Vodaphone are further such examples. The stock market winners of next year and beyond will be those companies who not only avoided the mistakes of the last cycle but actually took advantage of them. In that sense, we believe the Fund's portfolio is collectively a good proxy for the next several years of global growth.

The Fund is diversified amongst leading companies who will be capitalizing upon the future trends dominating our times. These trends remain in the areas of healthcare as the globe's pop-

                         THE DESSAUER GLOBAL EQUITY FUND


ulation ages; technology especially after its recent decline, telecommunications which I am convinced remains a growth opportunity, entertainment and financial services.

It is likely that the Fund is positioned as never before to participate in the recovery in the world's equity markets as the lower interest rates and tax cuts cut short the current recession. In addition, our style of investing which is grounded in fundamental analysis with an eye toward opportunistic entry points is much more in vogue than the momentum investing which so dominated the dot.com mania. This was something, that I wrote about in my first shareholder's letter to you two years ago. I stated then that we would not chase performance in this manner and the rest is history.

In the bear market, which hopefully ended in March of 2001, the selling was indiscriminate. A subsequent rally will be much more discriminating and this requires, more than ever, a focus on a company's individual prospects. This market has become a stock picker's market.

I remain the Fund's largest individual shareholder and continue to add to my holdings periodically. I currently own nearly 55,000 shares of the Fund. I along with everyone here at Dessauer & McIntyre Asset Management Inc. take great pride in our relationship with the Fund. I once again would like to thank each of my fellow shareholders for your continued confidence. I would also like to invite you to visit our website at dessauerandmcintyre.com where I post a weekly commentary and update on many of the Fund's portfolio holdings.

Sincerely,


/s/ Thomas P. McIntyre

Thomas P. McIntyre, CFA

Chairman, President & Chief Executive Officer

                         THE DESSAUER GLOBAL EQUITY FUND

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DESSAUER GLOBAL EQUITY FUND, THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX,
                        AND THE LIPPER GLOBAL FUND INDEX.


                        Average Annual Total Returns For
                          Period Ended March 31, 2001

                   1 Year ..........................   -39.86%
                   Since Inception (5/30/97) .......     5.36%

                              Dessauer Global                      Lipper Global
                                Equity Fund     MSCI World Index     Fund Index
                                -----------     ----------------     ----------
 5/30/1997                        $10,000           $10,000           $10,000
 6/30/1997                        $10,000           $10,497           $10,428
 9/30/1997                        $10,480           $10,797           $10,987
12/31/1997                        $ 9,602           $10,531           $10,440
 3/31/1998                        $11,727           $12,040           $11,837
 6/30/1998                        $11,769           $12,284           $11,940
 9/30/1998                        $ 9,200           $10,811           $10,212
12/31/1998                        $12,125           $13,093           $11,964
 3/31/1999                        $12,846           $13,562           $12,269
 6/30/1999                        $13,944           $14,209           $13,077
 9/30/1999                        $13,438           $13,999           $12,985
12/31/1999                        $16,128           $16,360           $15,996
 3/31/2000                        $20,319           $16,528           $16,727
 6/30/2000                        $19,267           $15,941           $16,031
 9/30/2000                        $17,602           $15,140           $15,474
12/31/2000                        $13,800           $14,203           $14,632
 3/31/2001                        $12,220           $12,373           $12,827

Past performance is not predictive of future performance. Fund share values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor waived a portion of its fee during the period which had the effect of increasing Fund performance.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other cost investing.

The Lipper Global Fund Index measures the performance of the 30 largest mutual funds in the global fund investment objective, as determined by Lipper.

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                         THE DESSAUER GLOBAL EQUITY FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 2001
--------------------------------------------------------------------------------

EQUITY SECURITIES: 99.9%                                                 SHARES        VALUE
-----------------------------------------------------------------------------------------------
COMPUTERS: 2.4%
EMC Corp. (United States) * ......................................       19,740     $   580,356
McData Corp. (United States) * ...................................          729          13,760
Sun Microsystems, Inc. (United States) * .........................       29,610         455,106
                                                                                    -----------
                                                                                      1,049,222
                                                                                    -----------
CONGLOMERATES: 4.9%
Enron Corp. (United States) ......................................       36,402       2,114,956
                                                                                    -----------
CONSUMER SERVICES: 3.3%
Cendant Corp. (United States) * ..................................       98,699       1,440,018
                                                                                    -----------
ELECTRONICS: 1.4%
Agilent Technologies, Inc. (United States) * .....................       19,802         608,515
                                                                                    -----------
FINANCIAL SERVICES: 6.9%
Citigroup, Inc. (United States) ..................................       59,220       2,663,716
SEI Investments Company (United States) ..........................       10,790         336,513
                                                                                    -----------
                                                                                      3,000,229
                                                                                    -----------
HEALTH AND PERSONAL CARE: 11.7%
Bally Total Fitness Holding Corp. (United States) * ..............       19,638         578,339
Elan Corp Plc, ADR (Ireland) * ...................................       56,258       2,939,480
Glaxo Wellcome Plc ADR (United Kingdom) * ........................       30,574       1,599,020
                                                                                    -----------
                                                                                      5,116,839
                                                                                    -----------
HOTELS & GAMING: 3.3%
Park Place Entertainment Corp. (United States) * .................      138,178       1,416,325
                                                                                    -----------
MANUFACTURING: 2.9%
Tyco International Ltd. (Bermuda) ................................       29,610       1,280,040
                                                                                    -----------
MEDIA: 10.3%
AOL Time Warner, Inc. (United States) * ..........................      111,292       4,468,374
                                                                                    -----------
TECHNOLOGY: 26.3%
Cisco Systems, Inc. (United States) * ............................       39,481         624,293
Koninklijke (Royal) Philips Electronics N.V. (Netherlands) .......       75,322       2,011,097
LSI Logic Corp. (United States) * ................................      155,305       2,442,948
Scientific-Atlanta, Inc. (United States) .........................      138,074       5,742,498
Texas Instruments, Inc. (United States) ..........................       19,739         611,514
                                                                                    -----------
                                                                                     11,432,350
                                                                                    -----------

See accompanying notes to financial statements.

                         THE DESSAUER GLOBAL EQUITY FUND


PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 2001               (Continued)
--------------------------------------------------------------------------------

                                                                         SHARES        VALUE
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 26.5%
Ericsson (L.M.) Telephone Co., ADR (Sweden) ......................      197,915     $ 1,107,087
KPNQwest NV (Netherlands) * ......................................       79,281         822,540
Nokia OYJ (Finland) ..............................................       19,739         473,736
Nortel Networks Corp. (Canada) ...................................       74,231       1,042,946
Qwest Communications International Inc. (United States) * ........      148,151       5,192,693
Vodafone Airtouch Group Plc ADR (United Kingdom) .................       39,240       1,065,366
WorldCom, Inc. (United States) * .................................       98,698       1,844,419
                                                                                    -----------
                                                                                     11,548,787
                                                                                    -----------
TOTAL COMMON STOCKS
(cost $34,178,811)                                                                   43,475,655
                                                                                    -----------
                                                                      PRINCIPAL
SHORT-TERM INVESTMENT: 0.3%                                             AMOUNT         VALUE
-----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 0.3%
  Investors Bank and Trust Company Repurchase Agreement, 4.40%,
  due 04/02/2001, [(Collateralized by $138,883 Federal Home
  Loan Mortgage Corporation Pool # 755143, 8.025% due 3/01/20)
  (Market Value $141,975)] (Proceeds $135,180)
  (Cost $135,131) ................................................      135,131     $   135,131
                                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $34,313,942+): 100.2% ....................................                   43,610,786

LIABILITIES IN EXCESS OF OTHER ASSETS: (0.2)% ....................                     (104,827)
                                                                                    -----------
NET ASSETS: 100.0% ...............................................                  $43,505,959
                                                                                    ===========

At March 31, 2001, the basis of Investments for Federal income tax purposes was the same as their cost for financial reporting purposes.
Unrealized appreciation and depreciation were as follows:

Net unrealized appreciation consists of:
  Gross unrealized appreciation ..................................                   16,969,158
  Gross unrealized depreciation ..................................                   (7,672,314)
                                                                                    -----------
    Net unrealized appreciation ..................................                    9,296,844
                                                                                    ===========

ADR - American Depository Receipt.
* Non-income producing security.

See accompanying notes to financial statements.

                         THE DESSAUER GLOBAL EQUITY FUND


PORTFOLIO OF INVESTMENTS BY COUNTRY at March 31, 2001
--------------------------------------------------------------------------------

                                                                      PERCENT OF
COUNTRY                                                               NET ASSETS
-------                                                               ----------

Bermuda ...........................................................        2.9%
Canada ............................................................        2.4%
Finland ...........................................................        1.1%
Ireland ...........................................................        6.8%
Netherlands .......................................................        6.5%
Sweden ............................................................        2.5%
United Kingdom ....................................................        6.1%
United States .....................................................       71.9%
Liabilities in excess of Other Assets..............................       (0.2%)
                                                                         -----
NET ASSETS ........................................................      100.0%
                                                                         =====

See accompanying notes to financial statements.

                         THE DESSAUER GLOBAL EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $34,313,942) ..........    $43,610,786
Receivables for:
  Dividends and interest ........................................         50,430
  Fund shares sold ..............................................          6,225
Prepaid expenses ................................................         24,479
Other assets ....................................................         18,575
                                                                     -----------
  Total assets ..................................................     43,710,495
                                                                     -----------
LIABILITIES
Payables for:
  Fund shares redeemed ..........................................         70,749
  Due to Advisor ................................................         24,295
Accrued expenses ................................................        109,492
                                                                     -----------
  Total liabilities .............................................        204,536
                                                                     -----------
NET ASSETS ......................................................    $43,505,959
                                                                     ===========
NET ASSET VALUE PER SHARE
  ($43,505,959/3,428,742 shares outstanding; 50,000,000
  shares authorized, $0.01 par value) ...........................    $     12.69
                                                                     ===========
SOURCE OF NET ASSETS
  Paid-in capital ...............................................    $25,842,056
  Accumulated net realized gain on investments and
    foreign currency ............................................      8,367,059
  Net unrealized appreciation on investments ....................      9,296,844
                                                                     -----------
    Net assets ..................................................    $43,505,959
                                                                     ===========

See accompanying notes to financial statements.

                         THE DESSAUER GLOBAL EQUITY FUND


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                      FOR THE
                                                                    YEAR ENDED
                                                                  MARCH 31, 2001
                                                                  --------------
INVESTMENT INCOME
INCOME
Dividends (Net of withholding tax of $14,747) .................   $    324,693
Interest ......................................................         31,684
                                                                  ------------
  Total investment income .....................................        356,377
                                                                  ------------
EXPENSES
Advisory fees .................................................        491,649
Shareholder service fee .......................................        163,883
Legal fees ....................................................         95,068
Transfer agent fees ...........................................         85,037
Reports to shareholders .......................................         68,030
Administration fees ...........................................         65,553
Accounting fees ...............................................         53,434
Auditing fees .................................................         37,451
Custodian fees ................................................         24,336
Trustee fees ..................................................         18,692
Registration expense ..........................................         15,323
Insurance expense .............................................         13,312
Miscellaneous .................................................          6,930
                                                                  ------------
  Total expenses ..............................................      1,138,698
  Add: expenses recouped by Advisor ...........................   $      4,170
                                                                  ------------
  Net expenses before interest and commitment fee .............      1,142,868
  Interest expense ............................................         14,192
  Commitment fee on credit line ...............................         10,221
                                                                  ------------
  Net expenses ................................................      1,167,281
                                                                  ------------
    NET INVESTMENT LOSS .......................................       (810,904)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments ..............................      8,526,076
Net unrealized loss on investments ............................    (38,929,120)
                                                                  ------------
  Net realized and unrealized loss on investments .............    (30,403,044)
                                                                  ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $(31,213,948)
                                                                  ============

See accompanying notes to financial statements.

                         THE DESSAUER GLOBAL EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS at March 31, 2001
--------------------------------------------------------------------------------

                                                                      FOR THE             FOR THE
                                                                     YEAR ENDED          YEAR ENDED
                                                                   MARCH 31, 2001      MARCH 31, 2000
                                                                   --------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss .........................................       $   (810,904)       $   (835,504)
Net realized gain on investments and foreign currency .......          8,526,076           8,214,246
  Net unrealized appreciation (depreciation) on
    investments and foreign currency ........................        (38,929,120)         26,609,581
                                                                    ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...............................        (31,213,948)         33,988,323
                                                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
From realized gain on investments ...........................         (5,693,225)           (327,838)
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...................................          9,514,241           3,699,833
Proceeds from reinvestment of distributions .................          3,438,719             157,260
Cost of shares redeemed .....................................        (13,713,575)        (46,929,734)
                                                                    ------------        ------------
  NET DECREASE FROM CAPITAL SHARE TRANSACTIONS ..............           (760,615)        (43,072,641)
                                                                    ------------        ------------
  NET DECREASE IN NET ASSETS ................................        (37,667,788)         (9,412,156)
                                                                    ------------        ------------
NET ASSETS
Beginning of year ...........................................         81,173,747          90,585,903
                                                                    ------------        ------------
END OF YEAR .................................................       $ 43,505,959        $ 81,173,747
                                                                    ============        ============
CHANGES IN SHARES
Shares sold .................................................            503,293             202,389
Shares reinvested from distributions ........................            232,189               9,011
Shares redeemed .............................................           (751,977)         (2,816,367)
                                                                    ------------        ------------
Net decrease ................................................            (16,495)         (2,604,967)
                                                                    ============        ============

See accompanying notes to financial statements.

                         THE DESSAUER GLOBAL EQUITY FUND


FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period
--------------------------------------------------------------------------------

                                                                    FOR THE          FOR THE          FOR THE       MAY 30, 1997*
                                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED          TO
                                                                 MARCH 31, 2001   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998
                                                                 --------------   --------------   --------------   --------------
Net asset value, beginning of period .........................      $ 23.56           $ 14.97         $ 13.69          $ 11.88
                                                                    -------           -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) .................................        (0.24)            (0.24)          (0.05)            0.10
  Net realized and unrealized gain (loss) on investments .....        (8.90)             8.92            1.35             1.90**
                                                                    -------           -------         -------          -------
TOTAL FROM INVESTMENT OPERATIONS .............................        (9.14)             8.68            1.30             2.00
                                                                    -------           -------         -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................         0.00              0.00           (0.02)           (0.06)
  Distributions from net realized gain .......................        (1.73)            (0.09)           0.00            (0.13)
                                                                    -------           -------         -------          -------
TOTAL DISTRIBUTIONS ..........................................        (1.73)            (0.09)          (0.02)           (0.19)
                                                                    -------           -------         -------          -------
Net asset value, end of period ...............................      $ 12.69           $ 23.56         $ 14.97          $ 13.69
                                                                    =======           =======         =======          =======
Initial offering price .......................................          N/A               N/A         $ 12.50          $ 12.50
New York Stock Exchange closing price, end of period .........          N/A               N/A         $ 14.13          $ 12.50
Total investment return +++ ..................................          N/A               N/A           13.20%(1)         1.76%+(1)
Total return .................................................       (39.86%)(2)        58.18%(2)        9.54%(2)        17.27%+(2)
Net assets, end of period (millions) .........................      $  43.5           $  81.2         $  90.6          $  82.8

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets
  including interest expense:
    Before fees waived and expenses recouped by Advisor ......         1.77%             2.26%           1.43%            1.54%++
    After fees waived and expenses recouped by Advisor .......         1.78%             1.79%            N/A              N/A

Ratio of net investment income (loss) to
  average net assets:
    Before fees waived and expenses recouped by Advisor ......        (1.23%)           (1.62%)         (0.32%)           0.99%++
    After fees waived and expenses recouped by Advisor .......        (1.24%)           (1.15%)           N/A              N/A
Portfolio turnover rate ......................................        68.76%             9.63%          51.68%           74.47%+

----------
*    Commencement of the Fund.
** Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.
+    Not Annualized
++   Annualized
+++  Does not reflect sales charges
(1)  Based  on  the  market  price  of  the  Fund's  shares  and  including  the
     reinvestment  of  dividends  and   distributions   at  prices  obtained  by
     participants in the Fund's dividend reinvestment plan.
(2) Based on net asset value per share and including the reinvestment of dividends and distributions.

See accompanying notes to financial statements.

                         THE DESSAUER GLOBAL EQUITY FUND


NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999 the Fund ceased to operate as a closed-end fund and commenced operations as an open-end fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

A. SECURITY VALUATION. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

                         THE DESSAUER GLOBAL EQUITY FUND


B. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated using the specific identification method.

C. FEDERAL INCOME TAXES. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of
Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended March 31, 2001, the Fund decreased paid-in capital by $810,904 due to the Fund experiencing a net investment loss during the year. Net realized gain and net assets were not affected by this change.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Advisory Agreement with Dessauer & McIntyre Asset Management, Inc. ("DAMCo.") pursuant to which the Investment Adviser is responsible for providing investment advisory services to the Fund (the "Advisory Agreement"). Effective June 27, 1998 the Fund pays DAMCo. a monthly fee at an annual rate of 0.75% of its average daily net assets. Prior to June 27, 1998, the Fund paid DAMCo. fees at an annual rate of 0.60% of its average daily net assets. For the year ended March 31, 2001, the Fund incurred $491,649 in advisory fees.

The Fund is responsible for its own operating expenses. DAMCo. has agreed to limit the Fund's total expenses, excluding interest and taxes, to not more than 1.75% of its average daily net assets. Any fee withheld and/or any Fund expense absorbed by DAMCo., if so requested by DAMCo., any time before the end of the third fiscal year following the year in which the fees waived and

                         THE DESSAUER GLOBAL EQUITY FUND


expense absorbed relate, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of Fund's expenses. For the year ended March 31, 2001 DAMCo. waived fees of $12,094, all of which may be recaptured by DAMCo. no later than March 31, 2004 and recouped fees of $16,264 from prior year. The Fund must pay its current ordinary operating expenses before DAMCo. is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.10% of average daily net assets. For the year ended March 31, 2001, the Fund paid $65,553 in such fees.

Certain officers of the Fund are also officers and/or Directors of DAMCo.

NOTE 4 - CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

NOTE 5 - LINE OF CREDIT

The Fund currently has a $5 million committed line of credit with a bank that renews annually on June 30. At March 31, 2001, the interest rate, which is revised from time to time, on the line of credit was 8.00%.

At March 31, 2001 the Fund had no outstanding borrowing. The borrowings under the line of credit varied from $500,000 to $2 million, and averaged $714,286 during the year ended March 31, 2001, with a 9.14% weighted average interest rate.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U. S. Government obligations and short-term investments, for the year ended March 31, 2001, was $43,778,396 and $50,995,971, respectively.

                         THE DESSAUER GLOBAL EQUITY FUND


                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
The Dessauer Global Equity Fund


We have audited the accompanying statement of assets and liabilities of The Dessauer Global Equity Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 30, 1997 (commencement of the Fund) through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dessauer Global Equity Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 30, 1997 (commencement of the Fund) through March 31, 1998, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Los Angeles, California
May 4, 2001

This material is intended for shareholders of The Dessauer Global Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. The Prospectus contains more information, including the potential volatility, political, economic and currency risks associated with foreign investing and the Fund's ongoing fees and expenses. Due to market volatility fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.

The Fund is distributed by First Fund Distributors, Inc.,
Phoenix, Arizona 85018.

FOR MORE INFORMATION, PLEASE CALL 1-800-560-0086

DESAR 5/00

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